UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 22, 2018

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 22, 2018, Park National Corporation (the “Registrant”) entered into the Third Amendment to Credit Agreement, made and entered into as of June 22, 2018 (the “Third Amendment”), with U.S. Bank National Association (“U.S. Bank”). The Third Amendment extends the maturity date under the Credit Agreement, dated as of May 18, 2016 (as previously amended by the First Amendment to Credit Agreement entered into as of June 15, 2017 and the Second Amendment to Credit Agreement entered into as of May 17, 2018 and amended by the Third Amendment, the “Credit Agreement”) to June 22, 2019.
Under the Credit Agreement (as in effect prior to the Third Amendment), U.S. Bank had made available to the Registrant a revolving credit facility in the maximum aggregate principal amount of $10,000,000. The Third Amendment increased the availability under the revolving credit facility from the maximum aggregate principal amount of $10,000,000 to the maximum aggregate principal amount of $50,000,000.
In addition, the Third Amendment eliminated the resting period requirement under the Credit Agreement that had previously required there to be no principal amount outstanding for a period of 30 consecutive calendar days during each calendar year.
In connection with the Third Amendment, the Registrant executed a Note payable to U.S. Bank in the original principal amount of up to $50,000,000, dated June 22, 2018 (the “2018 Note”), which amended and restated in its entirety the Note dated May 18, 2016, made by the Registrant payable to U.S. Bank in the original principal amount of up to $10,000,000.
Other than the extension of the maturity date, the increase in the amount available under the revolving credit facility and the elimination of the resting period under the Credit Agreement, each in accordance with the terms of the Third Amendment, the terms of the Credit Agreement remain the same as those described in “Item 1.01. Entry into a Material Definitive Agreement” of the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission (the “SEC”) on May 23, 2016 and in “Item 1.01. Entry into a Material Definitive Agreement” of the Current Report on Form 8-K filed by the Registrant with the SEC on May 21, 2018.
As of June 22, 2018, there were no loans outstanding under the Credit Agreement. Subsequently, on June 27, 2018, the Registrant borrowed $10,000,000 under the Credit Agreement, which funds are to be used for working capital and other general corporate purposes.
The above description of the Third Amendment and the 2018 Note is qualified in its entirety by reference to the full and complete terms of the Third Amendment and the 2018 Note, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures required by this Item 2.03 are contained above in Item 1.01 of this Current Report on Form 8-K and are incorporated herein as if fully restated herein.
Item 9.01. Financial Statements and Exhibits.
(a)    Not applicable
(b)    Not applicable
(c)    Not applicable

(d)	Exhibits. The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement, made and entered into as of June 22, 2018, by and between Park National Corporation and U.S. Bank National Association

10.2	Note issued by Park National Corporation on June 22, 2018 to U.S. Bank National Association in the maximum original principal amount of $50,000,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: June 28, 2018	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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